                                                                      EXHIBIT 24

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Registration Statement on Form S-8 for the registration of the Pactiv Corporation Employee Stock Purchase Plan and any and all amendments and post-effective amendments to said Registration Statement on Form S-8, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of March 2000.

                                          /s/ MARK ANDREWS
                                          --------------------------------------
                                               Mark Andrews

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Registration Statement on Form S-8 for the registration of the Pactiv Corporation Employee Stock Purchase Plan and any and all amendments and post-effective amendments to said Registration Statement on Form S-8, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 24th day of March 2000.

                                          /s/ LARRY D. BRADY
                                          --------------------------------------
                                               Larry D. Brady

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Registration Statement on Form S-8 for the registration of the Pactiv Corporation Employee Stock Purchase Plan and any and all amendments and post-effective amendments to said Registration Statement on Form S-8, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 26th day of March 2000.

                                          /s/ ROBERT J. DARNALL
                                          --------------------------------------
                                               Robert J. Darnall

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as her true and lawful attorneys, or attorney, to execute in her name, place and stead, the Registration Statement on Form S-8 for the registration of the Pactiv Corporation Employee Stock Purchase Plan and any and all amendments and post-effective amendments to said Registration Statement on Form S-8, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of March 2000.

                                          /s/ MARY R. HENDERSON
                                          --------------------------------------
                                               Mary R. (Nina) Henderson

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Registration Statement on Form S-8 for the registration of the Pactiv Corporation Employee Stock Purchase Plan and any and all amendments and post-effective amendments to said Registration Statement on Form S-8, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March 2000.

                                          /s/ ROGER B. PORTER
                                          --------------------------------------
                                               Roger B. Porter

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Registration Statement on Form S-8 for the registration of the Pactiv Corporation Employee Stock Purchase Plan and any and all amendments and post-effective amendments to said Registration Statement on Form S-8, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of March 2000.

                                          /s/ PAUL T. STECKO
                                          --------------------------------------
                                               Paul T. Stecko